EXHIBIT 99.1

November 8, 2007

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

We have read Airtrax, Inc.’s (the “Company”) statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K filed with the SEC on November 8, 2007 and we are in agreement with the statements made by the Company in said filing.

/s/ Robert G. Jeffrey, CPA

Wayne, New Jersey